                                            AMENDMENT NO. 1 AND waiver to credit agreement

                  THIS AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT (this  "Amendment"),  dated as of October 1, 2004, is made by and
                                                                              ---------
among U.S. Can Corporation,  a Delaware corporation  ("Holdings"),  United States Can Company, a Delaware corporation ("Company"),  the
                                                       --------                                                         -------
financial institutions signatory hereto and Deutsche Bank Trust Company Americas, as administrative agent ("Administrative Agent").
                                                                                                            --------------------

                                                         W I T N E S S E T H:

                  WHEREAS, Holdings, Company, Administrative Agent and certain financial institutions (each, a "Lender";  collectively,
                                                                                                                ------
the "Lenders") are parties to that certain Credit Agreement dated as of June 21, 2004 (as amended, the "Credit Agreement").
     -------                                                                                            ----------------

                  WHEREAS,  Company has requested that Administrative Agent and the Lenders enter into this Amendment in order to amend and waive certain provisions of the Credit Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS

1.1.     Defined Terms.  Unless otherwise  specified herein,  capitalized terms used in this Amendment shall have the meanings ascribed
         -------------
to them by the Credit Agreement.

SECTION 2.        WAIVER

2.1.     Waiver.  On the  Effective  Date (as defined  below),  Administrative  Agent and  Required  Lenders  hereby waive (such waiver
         ------
retroactive  to  September  26,  2004) any Event of Default or  Unmatured  Event of Default  set forth on  Schedule A (the  "Scheduled
                                                                                                           ----------        ----------
Matters");  provided,  that such waiver shall cease to be effective and such Events of Default and Unmatured Events of Default shall be reinstated if Company has not furnished to Administrative  Agent the financial  information required under Section 7.1(a) of the Credit
Agreement for the fiscal months ended August 1, 2004 and August 29, 2004 and the financial  information  required  under Section 7.1(b)
of the Credit  Agreement for the Fiscal  Quarter  ended July 4, 2004 and related  Compliance  Certificate,  in each case by November 5,
2004.

SECTION 3.        AMENDMENT

3.1.     Amendments.  As of the Effective Date (as defined below),  Administrative  Agent and Required  Lenders hereby amend the Credit
         ----------
Agreement as follows:

(a)      The  definition of  "Applicable  Base Rate Margin" in Section 1.1 of the Credit  Agreement is hereby  amended by deleting such definition in its entirety and replacing such definition with the following:

                           "'Applicable  Base Rate Margin' means at any date, (i) with respect to Revolving  Loans,  2.75% and
                             ----------------------------
                  (ii) with respect to Term B Loans, 2.75%."

(b)      The definition of "Applicable  Eurocurrency  Margin" in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

                           "'Applicable  Eurocurrency  Margin' means at any date, (i) with respect to Revolving  Loans,  3.75%
                             --------------------------------
                  and (ii) with respect to Term B Loans, 3.75%."

(c)       Section 5.2(a) of the Credit  Agreement is hereby amended to add the following  clause at the conclusion of such  subsection:
  "and  except to the extent  such  representations  or  warranties  are not true or correct  for the reasons set forth under the title
  'Representations  and  Warranties'  on Schedule A attached to Amendment No. 1 and Waiver to Credit  Agreement  dated as of October 1,
  2004 by and among Company, Holdings, Administrative Agent and the Lenders."

(d)      Section  8.5(e) of the Credit  Agreement is hereby  amended by deleting such  subsection  in its entirety and  replacing  such subsection with the following:

                           "Holdings and its  Subsidiaries  may (i) pay  management or other fees to Berkshire  Partners in an amount  not to exceed  $187,500  per  Fiscal  Quarter  provided  that such  management  fees for the  period
                  fromDecember  31, 2004 to December 31, 2005 shall accrue (and not be payable in cash) ("Accrued  Management
                                                                                                          --------------------
                  Fees") and (ii) pay Accrued  Management  Fees after  December 31, 2005  provided that after giving effect to
                  ----
                  the  payment of such  Accrued  Management  Fees as if paid on the first day of the most  recently  completed
                  Fiscal Quarter for which  financial  statements  have been delivered  pursuant to Section 7.1(a) or (b), the
                  First Lien Leverage Ratio for the most recently  completed  four Fiscal  Quarters is less than 2.75:1.00 and no Event of Default or Unmatured Event of Default exists and is continuing."

SECTION 4.        REPRESENTATIONS AND WARRANTIES

4.1.     Representations  and  Warranties.  In order to induce the  Administrative  Agent and the  Required  Lenders to enter into this
         --------------------------------
Amendment,  Holdings and Company  hereby  represent  and warrant to  Administrative  Agent and the  Lenders,  in each case after giving effect to this Amendment, as follows:

(a)      Incorporation  of  Representations  and  Warranties  from the Credit  Agreement.  After giving effect to this  Amendment,  the
         -------------------------------------------------------------------------------
  representations  and warranties  contained in the Credit  Agreement and the other Loan Documents are true and correct in all material respects  at and as of the  Effective  Date,  as though  made on and as of such  date,  except to the extent  expressly  made as of a specified  date,  in which event such  representation  and warranty is true and correct in all material  respects as of such date and except to the extent such representations or warranties are not true or correct due to the Scheduled Matters.

(b)      No Violation or Conflict.  The execution and delivery of this  Amendment by Holdings and Company will not (i)  contravene  any
         ------------------------
  provision of any  Requirement  of Law  applicable to any Credit Party or (ii) conflict with or result in a breach by any Credit Party of any Organizational Document of any of them.

(c)      No  Additional  Consents  Required.  No  authorization  or  approval  or other  action  by,  and no  notice  to or  filing  or
         ----------------------------------
  registration  with,  any  Governmental  Authority or other Person is required in  connection  with the execution and delivery of this
  Amendment.

(d)      Absence of Default.  No Event of Default or Unmatured Event of Default will exist or be continuing.
         ------------------

(e)      Good Standing.  On the Effective Date,  each Credit Party is a duly organized and validly  existing entity in good standing in
         -------------
  its jurisdiction of incorporation or formation.

SECTION 5.        AMENDMENT FEE

5.1.     Amendment  Fee. In  consideration  of the  execution of this  Amendment by the Lenders,  Company  hereby  agrees to pay on the
         --------------
Effective Date,  without setoff,  deduction or counterclaim,  to  Administrative  Agent on account of each Lender that has executed and delivered  (including  delivery by way of facsimile) a copy of this  Amendment to the attention of Maria Guiao at Winston & Strawn,  35
West Wacker Drive, Chicago,  Illinois 60601,  telecopy number 312-558-5700,  at or prior to 5:00 p.m. (Central Time) on October 1, 2004
(the "Delivery  Date"),  a  non-refundable  amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's
      --------------                                            -------------
Revolving Commitment and Term B Loans as of the Delivery Date.

SECTION 6.        CONDITIONS PRECEDENT

6.1.     Conditions  to  Effectiveness  of  Amendment.  This  Amendment  shall become  effective  upon  satisfaction  of the  following
         --------------------------------------------
conditions precedent (the "Effective Date"):
                           --------------

(a)      Execution and Delivery of Amendment.  Holdings,  Company,  Administrative  Agent and the Required  Lenders shall have executed
         -----------------------------------
  and delivered this Amendment.

(b)      Certified  Copy of Amendment to Berkshire  Management  Agreement.  Company shall deliver to  Administrative  Agent a certified
         ----------------------------------------------------------------
  copy of an agreement  of Berkshire  Partners in form and  substance  acceptable  to  Administrative  Agent that  confirms the payment obligations of the Company under the Berkshire Management Agreement will be limited as set forth in Section 3.1(d) hereof.

(c)      Approvals.  All necessary  governmental  (domestic and foreign) and third party  approvals in connection  with this Amendment,
         ---------
  if any,  shall have been obtained and remain in effect,  and any  applicable  waiting  periods shall have expired  without any action being taken by any competent  authority which restrains,  prevents or imposes  materially adverse conditions upon the consummation of this  Amendment  or the other  transactions  contemplated  by the Loan  Documents  and  otherwise  referred  to  herein  or  therein.
  Additionally,  there  shall not  exist any  judgment,  order,  injunction  or other  restraint  issued or filed or a hearing  seeking injunctive relief or other restraint pending or notified  prohibiting or imposing  materially adverse conditions upon all or any part of this Amendment or by the Loan Documents.

(d)      Litigation.  No  litigation by any entity  (private or  governmental)  shall be pending or, to the best  knowledge of Company,
         ----------
  threatened,  with  respect to this  Amendment,  any other Loan  Document  or any  documentation  executed in  connection  herewith or therewith,  or which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material
  Adverse Effect.

(e)      Adverse  Change.  Nothing shall have  occurred  (and the Lenders shall have become aware of no facts or conditions  previously
         ---------------
  unknown) which has or could reasonably be expected to have a Material Adverse Effect.

(f)      No Defaults.  After  giving  effect to this  Amendment,  no Event of Default or  Unmatured  Event of Default  under the Credit
         -----------
  Agreement shall have occurred and be continuing.

(g)      Representations  and Warranties.  After giving effect to this  Amendment,  the  representations  and warranties of Company and
         -------------------------------
  the other Credit Parties contained in this Amendment,  the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date,  except to the extent  specifically made with regard to a particular date, in which case such  representation and warranty is true and correct as of such date and except to the extent  such  representations  or  warranties  are untrue  for the  reasons  set forth  under the title  "Representations  and
  Warranties" on Schedule A attached hereto.

(h)      Fees.  Company  shall  have paid to the  Administrative  Agent (i) the  Amendment  Fee set forth in  Section  5.1 and (ii) all
         ----
  costs, fees and expenses (including,  without limitation,  reasonable legal fees and expenses) payable to the Administrative Agent to the extent then due and payable.

(i)      Other Matters.  Administrative  Agent shall have received such other instruments and documents as Administrative  Agent or the
         -------------
  Required  Lenders may reasonably  request in connection with the execution of this Amendment,  and all such instruments and documents shall be reasonably satisfactory in form and substance to Administrative Agent.

SECTION 7.        MISCELLANEOUS

7.1.     Miscellaneous.  The parties hereto hereby further agree as follows:
         -------------

(a)      Fees,  Costs,  Expenses and Taxes.  Company  agrees to pay all reasonable  fees,  costs and expenses of  Administrative  Agent
         ---------------------------------
  incurred in connection with the negotiation,  preparation and execution of this Amendment and the transactions  contemplated  hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn LLP, counsel to Administrative Agent.

(b)      Counterparts.  This Amendment may be executed in one or more counterparts,  each of which, when executed and delivered,  shall
         ------------
  be deemed to be an original and all of which  counterparts,  taken together,  shall constitute but one and the same document with the same force and effect as if the  signatures  of all of the parties  were on a single  counterpart,  and it shall not be  necessary in making proof of this Amendment to produce more than one (1) such counterpart.

(c)      Headings.  Headings used in this  Amendment are for  convenience of reference  only and shall not affect the  construction  of
         --------
  this Amendment.

(d)      Integration.  This Amendment and the Credit  Agreement  constitute the entire  agreement among the parties hereto with respect
         -----------
  to the subject matter hereof.

(e)      Governing  Law.  THIS  AMENDMENT  SHALL BE DEEMED TO BE A CONTRACT  MADE UNDER THE LAWS OF THE STATE OF NEW YORK,  AND FOR ALL
         --------------
  PURPOSES  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE INTERNAL  LAWS AND  DECISIONS OF SAID STATE  WITHOUT  REGARD TO  PRINCIPLES  OF
  CONFLICTS OF LAWS.

(f)      Binding  Effect.  This Amendment  shall be binding upon and inure to the benefit of and be  enforceable by Holdings,  Company,
         ---------------
  Administrative  Agent and the Lenders and their  respective  successors  and assigns.  Except as expressly  set forth to the contrary herein,  this  Amendment  shall not be construed so as to confer any right or benefit upon any Person other than  Holdings,  Company,
  Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)      Limitations.  Except as expressly  provided herein,  the execution and delivery of this Amendment shall not: (a) constitute an
         -----------
  extension,  modification,  or waiver of any aspect of the Credit  Agreement or the other Loan Documents;  (b) extend the terms of the
  Credit Agreement or the due date of any of the Obligations;  (c) give rise to any obligation on the part of the Administrative  Agent and the Lenders to extend,  modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents;  or (d)
  give rise to any defenses or counterclaims to the right of Administrative  Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

(h)      Reference to and Effect on the Credit  Agreement.  The parties  hereto agree and  acknowledge  that nothing  contained in this
         ------------------------------------------------
  Amendment  in any manner or respect  limits or  terminates  any of the  provisions  of the Credit  Agreement or any of the other Loan
  Documents other than as expressly set forth herein and further agree and acknowledge  that the Credit Agreement and each of the other
  Loan Documents  remain and continue in full force and effect and are hereby  ratified and confirmed.  Except to the extent  expressly set forth herein, the execution,  delivery and effectiveness of this Amendment shall not operate as an amendment of any rights, power or remedy of the Lenders or the  Administrative  Agent under the Credit  Agreement  or any other Loan  Document,  nor  constitute  an amendment of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or  Administrative
  Agent in exercising any of their  respective  rights,  remedies,  powers and privileges under the Credit Agreement or any of the Loan
  Documents or partial or single  exercise  thereof,  shall  constitute  an amendment  thereof.  On and after the  Effective  Date each reference in the Credit Agreement to "this Agreement,"  "hereunder,"  "hereof,"  "herein" or words of like import, and each reference
                                        --------------     ---------     ------     ------
  to the Credit  Agreement in the Loan Documents and all other documents  delivered in connection with the Credit  Agreement shall mean and be a reference to the Credit  Agreement  giving effect to this  Amendment.  Holdings and Company  acknowledge and agree that this
  Amendment  constitutes a "Loan  Document" for purposes of the Credit  Agreement.  None of the terms and  conditions of this Amendment
                            --------------
  may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.
                                                                                                  ------------

                                                       [signature pages follow]

                  IN WITNESS  WHEREOF,  the  parties  hereto have caused this  Amendment  to be executed by their  respective  officers thereunto duly authorized, as of the date first written above.

                                                              U.S. CAN CORPORATION

                                                              By:  /s/ Sandra K. Vollman
                                                                   ---------------------
                                                              Name:  Sandra K. Vollman
                                                                     -----------------
                                                              Title:  Sr. Vice-President and CFO
                                                                      --------------------------

                                                              UNITED STATES CAN COMPANY

                                                              By:  /s/ Sandra K. Vollman
                                                                   ---------------------
                                                              Name:  Sandra K. Vollman
                                                                     -----------------
                                                              Title:  Sr. Vice-President and CFO
                                                                      --------------------------

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS, individually as a Lender and as
                                                              Administrative Agent

                                                              By:  /s/ Scottye Lindsey
                                                                   -------------------
                                                              Name:  Scottye Lindsey
                                                                     ---------------
                                                              Title:  Director
                                                                      -----------------------

                                                              VAN KAMPEN SENIOR INCOME TRUST, as a Lender

                                                              By:  /s/ Brad Langs
                                                                  ---------------
                                                              Name:  Brad Langs
                                                                     ----------
                                                              Title:  Executive Director
                                                                      ------------------

                                                              VAN KAMPEN SENIOR LOAN FUND, as a Lender

                                                              By:  /s/ Brad Langs
                                                                  ---------------
                                                              Name:  Brad Langs
                                                                     ----------
                                                              Title:  Executive Director
                                                                      ------------------

                                                              SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

                                                              By:  /s/ Timothy Barns
                                                                  ------------------
                                                              Name:  Timothy Barns
                                                                     -------------
                                                              Title:  Senior Vice President
                                                                      ---------------------

                                                              SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender

                                                              By:  /s/ Timothy Barns
                                                                  ------------------
                                                              Name:  Timothy Barns
                                                                     -------------
                                                              Title:  Senior Vice President
                                                                      ---------------------

                                                              AMMC CDO I, LIMITED, as Collateral Manager

                                                              By:  /s/ Chester M. Eng
                                                                  -------------------
                                                              Name:  Chester M. Eng
                                                                     --------------
                                                              Title:  Senior Vice President
                                                                      ---------------------

                                                              AMMC CDO II, LIMITED, as Collateral Manager

                                                              By:  /s/ Chester M. Eng
                                                                  -------------------
                                                              Name:  Chester M. Eng
                                                                     --------------
                                                              Title:  Senior Vice President
                                                                      ---------------------

                                                              AMMC CDO III, LIMITED, as Collateral Manager

                                                              By:  /s/ Chester M. Eng
                                                                  -------------------
                                                              Name:  Chester M. Eng
                                                                     --------------
                                                              Title:  Senior Vice President
                                                                      ---------------------

                                                              MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial
                                                              Services, Inc., as a Lender

                                                              By:  /s/ Julia F. Maslanka
                                                                  ----------------------
                                                              Name:  Julia F. Maslanka
                                                                     -----------------
                                                              Title:  Vice President
                                                                      --------------

                                                              LONG LANE MASTER TRUST IV, as a Lender

                                                              By:  /s/ Diana M. Himes
                                                                  -------------------
                                                              Name:  Diana M. Himes
                                                                     --------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              ING PRIME RATE TRUST, as a Lender

                                                              By:  /s/ Charles E. LeMieux
                                                                  -----------------------
                                                              Name:  Charles E. LeMieux, CFA
                                                                     -----------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              ING SENIOR INCOME FUND, as a Lender

                                                              By:  /s/ Charles E. LeMieux
                                                                  -----------------------
                                                              Name:  Charles E. LeMieux, CFA
                                                                     -----------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              SUNAMERICA LIFE INSURANCE COMPANY, as Investment Advisor

                                                              By:  /s/ Jeffrey Baxter
                                                                  -------------------
                                                              Name:  Jeffrey Baxter
                                                                     --------------
                                                              Title:  Vice President
                                                                      --------------

                                                              GALAXY CLO 1999-1, LTD., as Investment Advisor

                                                              By:  /s/ Jeffrey Baxter
                                                                  -------------------
                                                              Name:  Jeffrey Baxter
                                                                     --------------
                                                              Title:  Vice President
                                                                      --------------

                                                              GALAXY CLO 2003-1, LTD., as Investment Advisor

                                                              By:  /s/ Jeffrey Baxter
                                                                  -------------------
                                                              Name:  Jeffrey Baxter
                                                                     --------------
                                                              Title:  Vice President
                                                                      --------------

                                                              GALAXY III CLO, LTD., as Investment Advisor

                                                              By:  /s/ Jeffrey Baxter
                                                                  -------------------
                                                              Name:  Jeffrey Baxter
                                                                     --------------
                                                              Title:  Vice President
                                                                      --------------

                                                              CDL FUNDING LLC, as a Lender

                                                              By:  /s/ Jason Trala
                                                                  ----------------
                                                              Name:  Jason Trala
                                                                     -----------
                                                              Title:  Attorney-In-Fact
                                                                      ----------------

                                                              COOKSMILL, as a Lender

                                                              By:  /s/ C.H. Sinnamon
                                                                  ------------------
                                                              Name:  C.H. Sinnamon
                                                                     -------------
                                                              Title:  Authorized Signatory
                                                                      --------------------

                                                              NORTHWOODS CAPITAL III, LIMITED, as Collateral Manager

                                                              By:  /s/ John W. Fraser
                                                                  -------------------
                                                              Name:  John W. Fraser
                                                                     --------------
                                                              Title:  Managing Director
                                                                      -----------------

                                                              NORTHWOODS CAPITAL IV, LIMITED, as Collateral Manager

                                                              By:  /s/ John W. Fraser
                                                                  -------------------
                                                              Name:  John W. Fraser
                                                                     --------------
                                                              Title:  Managing Director
                                                                      -----------------

                                                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                                                              By:  /s/ Brian Schwinn
                                                                  ------------------
                                                              Name:  Brian Schwinn
                                                                     -------------
                                                              Title:  Duly Authorized Signatory
                                                                      -------------------------

                                                              KZH CYPRESSTREE-1 LLC, as a Lender

                                                              By:  /s/ Joyce Fraser-Bryant
                                                                  ------------------------
                                                              Name:  Joyce Fraser-Bryant
                                                                     -------------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              KZH PONDVIEW LLC, as a Lender

                                                              By:  /s/ Joyce Fraser-Bryant
                                                                  ------------------------
                                                              Name:  Joyce Fraser-Bryant
                                                                     -------------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              KZH SOLEIL LLC, as a Lender

                                                              By:  /s/ Joyce Fraser-Bryant
                                                                  ------------------------
                                                              Name:  Joyce Fraser-Bryant
                                                                     -------------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              KZH SOLEIL-2 LLC, as a Lender

                                                              By:  /s/ Joyce Fraser-Bryant
                                                                  ------------------------
                                                              Name:  Joyce Fraser-Bryant
                                                                     -------------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              KZH STERLING LLC

                                                              By:  /s/ Joyce Fraser-Bryant
                                                                  ------------------------
                                                              Name:  Joyce Fraser-Bryant
                                                                     -------------------
                                                              Title:  Authorized Agent
                                                                      ----------------

                                                              TRS THEBE LLC

                                                              By:  /s/ Alice L. Wagner
                                                                  --------------------
                                                              Name:  Alice L. Wagner
                                                                     ---------------
                                                              Title:  Vice President
                                                                      --------------

                                                              CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

                                                              By:  /s/ Marc Berg
                                                                  --------------
                                                              Name:  Marc Berg
                                                                     ---------
                                                              Title:  Authorized Signatory
                                                                      --------------------

                                                              VENTURE IV CDO, Limited

                                                              By its investment advisor MJX Asset Management LLC

                                                              By:  /s/M.E.W.
                                                                  ------------
                                                              Name:
                                                                     -
                                                              Title:
                                                                      -

                                                              VENTURE III CDO, Limited

                                                              By its investment advisor MJX Asset Management LLC

                                                              By:  /s/M.E.W.
                                                                  ------------
                                                              Name:
                                                                     -
                                                              Title:
                                                                      -

                                                              VENTURE II CDO, Limited

                                                              By its investment advisor MJX Asset Management LLC

                                                              By:  /s/ M.E.W.
                                                                  ------------
                                                              Name:
                                                                     -
                                                              Title:
                                                                      -

                                                              VENTURE CDO 2002, Limited

                                                              By its investment advisor MJX Asset Management LLC

                                                              By:  /s/M.E.W.
                                                                  ------------
                                                              Name:
                                                                     -
                                                              Title:
                                                                      -

                                                              LASALLE BANK NATIONAL ASSOCIATION

                                                              By:  /s/ Henry Munez
                                                                  ----------------
                                                              Name:  Henry J. Munez
                                                                     --------------
                                                              Title:  First Vice President
                                                                      --------------------

                                                              SENIOR DEBT PORTFOLIO
                                                              Boston Management and Research as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE SENIOR INCOME TRUST
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE INSTITUTIONAL SENIOR
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE CDO III, LTD.
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              COSTANTINDO EATON VANCE
                                                              CDO V, LTD.
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE CDO VI, LTD.
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              GRAYSON & CO.
                                                              By Boston Management and Research as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and
                                                              Trust Company N.A. as Fiduciary Custodian
                                                              By Eaton Vance Management, Attorney-in-fact

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE LIMITED DURATION INCOME FUND
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              EATON VANCE SENIOR FLOATING-RATE TRUST
                                                              By Eaton Vance Management as Investment Advisor

                                                              By:  /s/ Michael B. Botthof
                                                                  -----------------------
                                                              Name:  Michael B. Botthof
                                                                     ------------------
                                                              Title:  Vice President
                                                                      --------------

                                                              TRS ARIA LLC

                                                              By:  /s/ Alice L. Wagner
                                                                  --------------------
                                                              Name:  Alice L. Wagner
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                                                              Title:  Vice President
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                                                              BLACK DIAMOND CLO 2000-1 LTD, as a Lender

                                                              By:  /s/ R.V.
                                                                  ---------
                                                              Name:
                                                              Title:

                                            SCHEDULE A

A.       Representations  and  Warranties.  Any Event of Default or  Unmatured  Event of Default  now  existing  or  hereafter  arising
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resulting from any of the following  representations  or warranties  having been incorrect in any material  respect when made or deemed made:

         1.       The  representations  set forth in Sections  6.5(a)(i) and 6.5(a)(ii) of the Credit Agreement to the extent that such representations  are or were untrue as a result of the inaccuracy of the financial  statements for U.S.C.  France Holding,  S.A.S.  and its Subsidiaries (collectively, "USC France").

         2.       The representations  set forth in Sections 6.5(c) and (d) of the Credit Agreement,  including Schedule 6.5(d), to the extent  that such  representations  are or were  untrue as a result of  liabilities  of USC  France  which  were not  reflected  on the financial statements or the failure to take into account material information with respect to USC France.

         3.       The representations  set forth in Section 6.5(e) of the Credit Agreement to the extent that such  representations are or were untrue  because the  projections  delivered  on the  Initial  Borrowing  Date were  misleading  or failed to take into  account material information with respect to USC France.

         4.       The representations  set forth in Section 6.7 of the Credit Agreement to the extent that such  representations are or were untrue as a result of factual  information  delivered on or prior to the Effective Date containing an untrue  statement of fact or omitting to state a material fact pertaining to the business, condition, assets, liabilities, operations or prospects of USC France.

         5.       The representations  set forth in Section 6.9 of the Credit Agreement to the extent that such  representations are or were untrue as a result of the possible  failure by USC France to pay VAT taxes for periods  prior to the  Effective  Date in an amount not in  excess of  2,500,000  Euros;  provided,  that  such  taxes are  promptly  paid by USC  France  as soon as  practicable  after a determination of the amount so due.

B.       Affirmative  Covenants.  Any Event of Default or Unmatured Event of Default now existing or hereafter  arising  resulting from
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the default in the performance or observance of any of the following covenants:

         1.       The  requirements  of Sections 7.1 and 7.2(a) of the Credit  Agreement  to the extent that the Company  failed to (i)
deliver the  unaudited  balance  sheets for the fiscal  months ended August 1, 2004 and August 29, 2004 and the related  statements  of income and (ii) deliver the unaudited  balance  sheets and the related  statements of income for the Fiscal Quarter ended July 4, 2004;
and, to the extent required,  the accompanying  Compliance  Certificate or any other  certificate  required to be delivered  therewith;
provided, that each of the foregoing shall be delivered no later than November 5, 2004.

         2.       The  requirements of Section 7.3(a) of the Credit Agreement to the extent that Company or USC France failed to timely notify  Administrative  Agent of the  occurrence  of any Event of Default or  Unmatured  Event of Default  that  occurred  prior to the
Effective  Date as a direct or indirect  result of the  inaccuracy of the financial  statements for USC France within five (5) Business
Days after an officer of USC France or Company obtained knowledge thereof.

         4.       The  requirements of Section 7.5 of the Credit Agreement to the extent that USC France failed to pay or discharge its obligations  arising prior to the Effective Date prior to maturity or before they became  delinquent;  provided,  that such obligations are promptly paid by USC France as soon as practicable after a determination of the amount so due or delinquent.

         5.       The  requirements  of Section 7.6 of the Credit  Agreement to the extent that USC France  failed to keep  adequate or complete records and books of account in accordance with GAAP prior to the Effective Date.

C.       Negative  Covenants.  In the event  that this  Amendment  is not  effective  prior to 2:00 p.m.  (New York time) on October 1,
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2004,  any Event of  Default as a result of Company  making its  regularly  scheduled  interest  payment on the  Subordinated  Notes on
October 1, 2004 to the extent such payment was not permitted under Section 8.5(b) of the Credit Agreement.